UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 3, 2017

8point3 Energy Partners LP

(Exact name of registrant as specified in its charter)

Delaware	1-37447	47-3298142
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

77 Rio Robles San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (408) 240-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors;

Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 3, 2017, Mandy Yang, Chief Accounting Officer of 8point3 General Partner, LLC (the “General Partner”), which is the general partner of 8point3 Energy Partners LP, communicated her intention to leave the General Partner effective February 3, 2017 to accept a position with another company. There were no disagreements between Ms. Yang and the General Partner or any officer or director of the General Partner which led to Ms. Yang’s resignation from the office of Chief Accounting Officer of the General Partner.

Bryan Schumaker, Chief Financial Officer of the General Partner, will assume the additional role of interim Chief Accounting Officer effective February 3, 2017.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

8POINT3 ENERGY PARTNERS LP

By:	8point3 General Partner, LLC,
its general partner

By:	/s/ Jason E. Dymbort
Jason E. Dymbort
General Counsel

Date: January 9, 2017

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